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                                                                   EXHIBIT 10.10

 1ST AMENDMENT TO LEASE BY AND BETWEEN TYPECRAFT, INC. AND IDEALAB!
                                 AUGUST 7, 1997

Whereas Typecraft Inc. (Lessor) and idealab! (Lessee) entered into a lease on 3/3/97 (Lease) for the real property at 130 and 132 W. Union Street in Pasadena and.

Whereas that lease granted an option(s) to Lessee to take additional space.

Lessee hereby exercises its option to Lease 136 W. Union Street. The lease is now modified to incorporate the following terms:

          As specified in paragraph 51(c) of lease, base rental for 136 W. Union Street shall be $3,850 per month. Base rental for the entire
          Premises consisting now of 130, 132 and 136 W. Union Street shall be $15,350 per month.

          As specified in paragraph 51(d) of Lease, the $10,000 paid for the Option shall be credited to rent. This equates to 2 months and eighteen days of prepaid rent for 136 W. Union.

          As specified in paragraph 51(e) Lessee shall be granted 31.8 months (31 months and 24 days) of rent abatement in exchange for completing the work outlined in Lease addendum 9.

          For purpose of clarification, accounting for rent abatement and prepaid rent for 130, 132 and 136 W. Union, the first rent payment due on 130 and 132 W. Union shall be $11,500 on September 1st, 1999. In June of 2,000, idealab! will pay $12,783.33 (11,500 + 10 days rent for 136 W. Union.) Commencing July, 2000 rent payments for 130, 132 and 136 W. Union shall then be $15,350 due on the first of each month throughout the initial term.

          Lease commencement shall be November 8th, 1997 and termination of initial term shall be February 28th, 2002.

          As specified in paragraph 5 of Lease, Lessee hereby increases its security deposit by an additional $3,850. Lessee's total deposit now equals $15,350.

Exercised by Lessee                         Acknowledged by Lessor

IDEALAB!                                    TYPECRAFT, INC.
130 W. Union Street                         2040 E. Walnut Street
Pasadena, CA  91103                         Pasadena, CA  91107


/s/ WILLIAM GROSS            8/12/97        /s/ D. HARRY MONTGOMERY     8/14/97
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    By William Gross         Date               D. Harry Montgomery     Date



                                            /s/ LEON JASMIN            8/14/97
                                            -----------------------------------
                                                Leon Jasmin            Date